UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2007

eLOYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27975	36-4304577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Field Drive, Suite 250, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 582-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The following information, including the exhibits described below, are provided pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 7, 2007, eLoyalty announced its results of operations for the third quarter of 2007. A copy of the press release announcing the Company’s third quarter 2007 results is included as Exhibit 99.1 to this Form 8-K report and is incorporated by reference.

On November 7, 2007, eLoyalty Corporation will host a conference regarding its third quarter 2007 results of operations. The presentation materials relating to that conference call are available on the Company’s website, www.eloyalty.com, and are attached as Exhibit 99.2 to this report and are incorporated by reference.

Item 7.01	Regulation FD Disclosure

See “Item 2.02 Results of Operations and Financial Condition” above.

Item 9.01	Financial Statements and Exhibits

(a) and (b) not applicable.

(c) Exhibit Index:

99.1	Press Release, dated November 7, 2007, announcing eLoyalty’s third quarter 2007 results of operations (furnished herewith).

99.2	Power Point presentation delivered by the Company’s Chief Executive Officer and Chief Financial Officer on November 7, 2007 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLOYALTY CORPORATION

Date: November 7, 2007	By:	/s/ STEVEN C. POLLEMA
Steven C. Pollema Vice President, Operations and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 7, 2007, announcing eLoyalty’s third quarter 2007 results of operations (furnished herewith).

99.2	Power Point presentation delivered by the Company’s Chief Executive Officer and Chief Financial Officer on November 7, 2007 (furnished herewith).